SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 21, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               STAGE STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                      000-21011                   76-0407711
    (STATE OR OTHER                (COMMISSION                 (IRS EMPLOYER
    JURISDICTION OF                FILE NUMBER)              IDENTIFICATION NO.)
    INCORPORATION)

                     10201 Main Street, Houston, Texas 77025
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 667-5601
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS.

      On May 21, 1997 Mark Shulman, Director, Executive Vice President and Chief Merchandising Officer of Stage Stores, Inc. tendered his resignation. He will assume the positions of President and Chief Executive Officer of Younkers, a divisions of Proffits Inc., headquartered in Des Moines, Iowa.

      A press release announcing the action described above was issued on May 21, 1997 and is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS.

            Not applicable.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (c)   EXHIBITS.

            99.1  Press Release dated May 21, 1997 issued by Stage Stores, Inc.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STAGE STORES, INC.

                                    By:   /S/ CHARLES M. SLEDGE
                                    Name: Charles M. Sledge
                                          Title: Vice President & Controller

Dated:May 22, 1997

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                                  EXHIBIT INDEX

  Exhibit No.                        Document                              Page
----------------    ------------------------------------------------     -------
                    Press Release dated May 21, 1997 issued by Stage
      99.1          Stores, Inc.

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